Exhibit 23(c)





                  CONSENT OF FINANCIAL ADVISOR




We consent to the inclusion in the SDNB Financial Corp.
Registration Statement on Form S-3 of our Fairness Opinion, and reference to our names and the statements with respect to our firm included in the Registration Statement.




                                 Hoefer & Arnett, Incorporated



                                     By:   /s/ Greg H. Madding
                                           Greg H. Madding
                                           Partner

San Francisco, California
March 8, 1995